UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2006

Opteum Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Pursuant to Section 5.6(b) of the Agreement and Plan of Merger, dated as of September 29, 2005 (the “OFS Merger Agreement”), by and among Bimini Mortgage Management, Inc., Bimini Acquisition LLC, Opteum Financial Services, LLC and the Members named therein, Mr. Jason Kaplan has resigned as a director of Opteum Inc. effective November 3, 2006. Consequently, the number of directors constituting the company’s Board of Directors has been reduced to seven.

Section 5.6(b) of the Merger Agreement is incorporated herein by reference to Exhibit 2.1 to the company’s Form 8-K dated September 29, 2005, and filed with the U.S. Securities and Exchange Commission on September 30, 2005.

ITEM 7.01.	REGULATION FD DISCLOSURE.

On November 5, 2006, the Bond Investor Presentation attached hereto as Exhibit 99.1 will be presented at the ABS East® conference in Orlando, Florida. ABS East is a registered trademark of Information Management Network, Inc.

The information furnished under this Item 7.01 Regulation FD Disclosure, including the exhibit related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.

99.1  Bond Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2006	OPTEUM INC.

	By:	/s/ Jeffrey J. Zimmer
Jeffrey J. Zimmer
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.

99.1	-	Bond Investor Presentation